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Exhibit 10.1

[AVSA Letterhead]
Amendment No. 12
to the A320 Purchase Agreement
Dated as of April 20, 1999
between
AVSA, S.A.R.L.
and
JetBlue Airways Corporation

        This Amendment No. 12 (hereinafter referred to as the "Amendment") is entered into as of April 19, 2002, between AVSA, S.A.R.L., a société a responsibilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located 80-02 Kew Gardens Road, 6th Floor, Kew Gardens, New York, 11415 USA (hereinafter referred to as the "Buyer").

WITNESSETH

        WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A320-200 aircraft (the "Aircraft"), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of Match 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000, Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of January 29, 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 18, 2001, Amendment No. 10 dated as of November 16, 2001, and Amendment No. 11 dated as of December 31, 2001 and executed January 9, 2002, is hereinafter called the "Agreement."

        WHEREAS, by way of Amendment No. 11, the parties, inter alia, agreed that the *** and

        WHEREAS, the Buyer wishes to exercise two (2) of the Amendment No, 11 Additional Options and to advance the delivery positions of the corresponding Aircraft (designated Aircraft Nos. 101 and 102) from 2009 to December, 2002 and May 2003, and

        WHEREAS, the Buyer wishes to ***, and

        WHEREAS, the Buyer wishes to ***, and

        WHEREAS, the Seller is willing to accommodate the Buyer with respect to the foregoing under the terms and conditions set forth herein,

        NOW, THEREFORE, IT IS AGREED AS FOLLOWS

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.    DEFINITIONS

  Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment.

2.    OPTION EXERCISE

  Pursuant to Paragraph 2.1 of Letter Agreement No. 4 to the Agreement the Buyer hereby exercises Amendment No. 11 Additional Options No. 101 (CaC Id No. 124 965) and No. 102 (CaC Id No. 124 966) to firmly purchase two (2) Aircraft, each referred to hereafter in the delivery schedule as an "Amendment No. 12 Exercised Option."

3.    DELIVERY SCHEDULE

3.1
The *** set forth in Clause 9.1.1 of the Agreement *** to reflect the following:

3.1.1
The *** corresponding to the Amendment No. 12 Exercised Option No. 101 (CaC Id No. 124 965) and 102 (CaC Id No. 124 966) ***.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.1.2	The *** corresponding to Firm Aircraft No. 31 (CaC Id No. 41 220) ***.
3.1.3	The *** assigned to Amendment No. 11 Additional Options No. 103 (CaC Id No. 124 967) and No. 104 (CaC Id No. 124 968) ***.
3.2
As a consequence of Paragraph 3.1 above, the Aircraft are renumbered chronologically and, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby canceled and replaced by the following quoted provisions:

QUOTE

CAC Id No.	Rank No.	Aircraft	Delivery
41 199	No. 1	Firm Aircraft	***	2000
41 200	No. 2	Firm Aircraft	***	2000
41 203	No. 3	Firm Aircraft	***	2000
41 201	No. 4	Firm Aircraft	***	2000
41 202	No. 5	Firm Aircraft	***	2000
41 204	No. 6	Firm Aircraft	***	2000
41 205	No. 7	Firm Aircraft	***	2001
41 206	No. 8	Firm Aircraft	***	2001
41 210	No. 9	Firm Aircraft	***	2001
41 207	No. 10	Firm Aircraft	***	2001
41 208	No. 11	Firm Aircraft	***	2001
41 209	No. 12	Firm Aircraft	***	2001
41 228	No. 13	Firmly Ordered Option Aircraft	***	2001
41 211	No. 14	Finn Aircraft	***	2002
41 212	No. 15	Firm Aircraft	***	2002
41 218	No. 16	Firm Aircraft	***	2002
41 224	No. 17	Firmly Ordered Option Aircraft	***	2002
41 227	No. 18	Firmly Ordered Option Aircraft	***	2002
41 225	No. 19	Firmly Ordered Option Aircraft	***	2002
41 213	No. 20	Firm Aircraft	***	2002
41 214	No. 21	Firm Aircraft	***	2002
41 234	No. 22	Amendment No. 11 Exercised Option	***	2002
41 215	No. 23	Firm Aircraft	***	2002
41 216	No. 24	Firm Aircraft	***	2002
41 217	No. 25	Film Aircraft	***	2002
124 965	No. 26	Amendment No. 12 Exercised Option	***	2002
41 235	No. 27	Amendment No. 11 Exercised Option	***	2002
41 220	No. 28	Firm Aircraft	***	2002
41 219	No. 29	Firm Aircraft	***	2003
41 236	No. 30	Amendment No. 11 Exercised Option	***	2003
104 399	No. 31	New Firm A320 Aircraft	***	2003

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

41 237	No. 32	Amendment No. 11 Exercised Option	***	2003
124 966	No. 33	Amendment No. 12 Exercised Option	***	2003
41 221	No. 34	Firm Aircraft	***	2003
41 238	No. 35	Amendment No. 11 Exercised Option	***	2003
41 222	No. 36	Firm Aircraft	***	2003
104 400	No. 37	New Firm A320 Aircraft	***	2003
104 401	No. 38	New Firm A320 Aircraft	***	2003
41 223	No. 39	Firm Aircraft	***	2003
104 402	No. 40	New Firm A320 Aircraft	***	2003
104 403	No. 41	New Firm A320 Aircraft	***	2003
41 226	No. 42	Firmly Ordered Option Aircraft	***	2004
111 579	No. 43	Amendment No. 11 Exercised Option	***	2004
41 245	No. 44	Firmly Ordered Option Aircraft	***	2004
41 246	No. 45	Firmly Ordered Option Aircraft	***	2004
41 229	No. 46	Amendment No. 11 Exercised Option	***	2004
41 247	No. 47	Firmly Ordered Option Aircraft	***	2004
41 248	No. 48	Firmly Ordered Option Aircraft	***	2004
104 404	No. 49	New Firm A320 Aircraft	***	2004
104 405	No. 50	New Firm A320 Aircraft	***	2004
41 230	No. 51	Amendment No. 11 Exercised Option	***	2004
104 406	No. 52	New Firm A320 Aircraft	***	2004
104 407	No. 53	Now Firm A320 Aircraft	***	2004
104 408	No. 54	New Firm A320 Aircraft	***	2004
104 409	No. 55	New Firm A320 Aircraft	***	2005
41 232	No. 56	Amendment No. 11 Exercised Option	***	2005
104 410	No. 57	New Firm A320 Aircraft	***	2005
104 411	No. 58	New Firm A320 Aircraft	***	2005
41 233	No. 59	Amendment No. 11 Exercised Option	***	2005
104 412	No. 60	New Firm A320 Aircraft	***	2005
104 413	No. 61	New Firm A320 Aircraft	***	2005
104 414	No. 62	New Firm A320 Aircraft	***	2005
104 415	No. 63	New Firm A320,Aircraft	***	2005
104 416	No. 64	New Firm A320 Aircraft	***	2005
104 417	No. 65	New Firm A320 Aircraft	***	2005
104 418	No. 66	New Firm A320 Aircraft	***	2005
104 419	No. 67	New Firm A320 Aircraft	***	2006
104 420	No. 68	New Firm A320 Aircraft	***	2006
104 421	No. 69	New Firm A320 Aircraft	***	2006
104 422	No. 70	New Firm A320 Aircraft	***	2006
104 423	No. 71	New Firm A320 Aircraft	***	2006

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

104 424	No. 72	New Firm A320 Aircraft	***	2007
104 425	No. 73	New Firm A320 Aircraft	***	2007
104 426	No. 74	New Firm A320 Aircraft	***	2007
104 427	No. 75	New Firm A320 Aircraft	***	2007
104 428	No. 76	New Firm A320 Aircraft	***	2007
41 231	No. 77	Option Aircraft	***	2004
124 967	No. 78	Amendment No. 11 Additional Option	***	2005
124 968	No. 79	Amendment No. 11 Additional Option	***	2005
124 959	No. 80	Amendment No. 11 Additional Option	***	2006
124 960	No. 81	Amendment No. 11 Additional Option	***	2006
124 961	No. 82	Amendment No. 11 Additional Option	***	2006
124 962	No. 83	Amendment No. 11 Additional Option	***	2006
124 963	No. 84	Amendment No. 11 Additional Option	***	2006
41 239	No. 85	Option Aircraft	***	2006
41 240	No. 86	Option Aircraft	***	2006
41 241	No. 87	Option Aircraft	***	2007
41 242	No. 88	Option Aircraft	***	2007
41 243	No. 89	Option Aircraft	***	2007
41 244	No. 90	Option Aircraft	***	2007
69 719	No. 91	A320 Additional Option Aircraft	***	2007
69 720	No. 92	A320 Additional Option Aircraft	***	2007
69 721	No. 93	A320 Additional Option Aircraft	***	2007
69 722	No. 94	A320 Additional Option Aircraft	***	2008
69 723	No. 95	A320 Additional Option Aircraft	***	2008
69 724	No. 96	A320 Additional Option Aircraft	***	2008
69 725	No. 97	A320 Additional Option Aircraft	***	2008
96 459	No. 98	A320 Additional Option Aircraft	***	2008
104 439	No. 99	Incremental A320 Option Aircraft	***	2008
104 440	No. 100	Incremental A320 Option Aircraft	***	2008
104 441	No. 101	Incremental A320 Option Aircraft	***	2008
104 442	No. 102	Incremental A320 Option Aircraft	***	2008
104 443	No. 103	Incremental A320 Option Aircraft	***	2008
124 964	No. 104	Amendment No. 11 Additional Option	***	2009

UNQUOTE

3.3	The Seller will ***.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4	PREDELIVERY PAYMENTS
4.1	On signature of this Amendment, the Buyer will pay the Seller all Predelivery Payments as provided in the Agreement due as a result of the amendments set forth in Paragraph 3.
4.2	***
***
5	***

In consideration of the Buyer's exercise of two (2) option aircraft, the Seller hereby agrees to provide the Buyer with a *** upon delivery of the Firmly Ordered Option Aircraft No. 18 (CaC Id No. 41 227) as well as upon delivery of the Firm Aircraft No. 28 (CaC Id No. 41 220).
6	***
7	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.
This Amendment will become effective upon execution thereof and receipt by the Seller of the Predelivery Payments referred to in Paragraph 4 above.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8	CONFIDENTIALITY
This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

AVSA, S.A.R.L.
By:	/s/ FRANÇOIS BESNIER François BESNIER
Its:	AVSA Chief Executive Officer
Date:	April 22, 2002
JETBLUE AIRWAYS CORPORATION
By:	/s/ TOM ANDERSON
Its:	Vice President
Date:	April 22, 2002

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  Exhibit 10.1
  WITNESSETH
  QUOTE
  UNQUOTE